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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported):

                                November 10, 1998



                        BRIGHTSTAR INFORMATION TECHNOLOGY
                                   GROUP, INC.

               (Exact name of Registrant as specified in charter)


           Delaware                   000-23889               76-0553110
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(State or other jurisdiction of      (Commission             (IRS Employer
         incorporation)              File Number)          Identification No.)


10375 Richmond Avenue, Suite 1620, Houston, Texas                   77042
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number including area code:  (713) 361-2500

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ITEM 5. OTHER EVENTS.

         On November 10, 1998, BrightStar Information Technology Group, Inc. ("BrightStar") closed the purchase of all of the outstanding capital stock of PROSAP AG (the "PROSAP Shares"), effective September 30, 1998, pursuant to a stock purchase agreement among BrightStar, BrightStar Group International, Inc., a wholly-owned subsidiary, and Ronald Fiel. PROSAP AG is a Swiss holding company which owns all of the outstanding capital stock of PROSAP Australia Pty. Ltd. ("PROSAP"). PROSAP is a certified National Implementation Partner of SAP AG of Germany, a developer of enterprise resource planning software. The principal business of PROSAP is providing implementation and support services to users of software developed by SAP AG. The acquisition of PROSAP, headquartered in Sydney, Australia, adds more than 75 information technology professionals to BrightStar and, together with BrightStar's existing SAP implementation business based in Melbourne, increases the number of BrightStar's information technology professionals in Australia to over 200.

         The aggregate consideration for this transaction was $8,884,000, $4,100,000 of which was paid at closing. The remainder of the consideration will be paid in installments as follows: (i) $1,534,000 payable on January 1, 1999,
(ii) $1,250,000 payable on April 1, 1999 and (iii) $2,000,000 payable on June 30, 1999.

         The source of funds for the consideration paid at closing was BrightStar's cash reserves resulting from the proceeds received by the company in connection with its initial public offering on April 22, 1998. An amount equal to $1,250,000 of the portion of the consideration payable on January 1, 1999 and the entire portion of the consideration payable on April 1, 1999 is secured by an irrevocable letter of credit issued by Banque Paribas' Houston agency.

         Other than BrightStar's negotiations and discussions with representatives of Ronald Fiel concerning the transaction described above, there are no material relationships between Ronald Fiel and BrightStar or any of BrightStar's affiliates, officers or directors, or any associate of any officer or director of BrightStar.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

         Exhibit No.

       **2.1 Stock Purchase Agreement among BrightStar and BrightStar Group International, Inc., as buyer, and Ronald Fiel, as seller, dated as of November 10, 1998

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       **  previously filed



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto to duly authorized.


Dated:   January 22, 1999


                               BRIGHTSTAR INFORMATION
                                TECHNOLOGY GROUP, INC.



                               By:  /s/ MARSHALL G. WEBB
                                    -------------------------------------------
                                    Marshall G. Webb, Chief Executive Officer



                               By:  /s/ PATRICK R. QUINN
                                    -------------------------------------------
                                    Patrick R. Quinn, Chief Accounting Officer



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                                 EXHIBIT INDEX

EXHIBIT
  NO.               DESCRIPTION
-------             -----------
**2.1            Stock Purchase Agreement among BrightStar and BrightStar Group
                 International, Inc., as buyer, and Ronald Fiel, as seller, dated as of November 10, 1998

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       **  previously filed